EXHIBIT 10.2

FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT

THIS FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT ("Amendment") is entered into as of July 10, 2006, by and between TECHNOLOGY SQUARE FINANCE, LLC, a Massachusetts limited liability company ("Seller") and ARE-MA REGION NO. 31, LLC, a Delaware limited liability company ("Buyer").

R E C I T A L S

WHEREAS, Seller and Buyer entered into that certain Purchase and Sale Contract dated as of July 3, 2006 (the "Agreement") with respect to certain real and personal property (the "Property") located at Technology Square, Cambridge, Massachusetts, which Property is more particularly described in the Agreement; and

WHEREAS, Seller and Buyer have agreed to amend the Agreement as more particularly set forth below.

NOW, THEREFORE, for mutual consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, Seller and Buyer hereby amend the Agreement as follows:

1.Capitalized Terms. Capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement.

2.Extension of Due Diligence Expiration Date. Effective as of the date hereof, Seller and Buyer hereby amend Section 7.3 of the Agreement to provide that the Due Diligence Expiration Date shall be and hereby is extended from 5:00 p.m. on July 11, 2006 to 5:00 p.m. on July 14, 2006.

3. Counterparts. This Amendment may be executed in one or more counterpart copies, all of which counterparts shall have the same force and effect as if all parties hereto had executed a single copy of this Amendment.

4.Ratification. Except as amended hereby, the Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

SELLER:

TECHNOLOGY SQUARE FINANCE, LLC, a Massachusetts limited liability company

By: Massachusetts Institute of Technology,
a Massachusetts charitable corporation,
its Manager

By: /s/ Steven C. Marsh
Name: Steven C. Marsh
Its: Managing Director, Real Estate

BUYER:

ARE-MA REGION NO. 31, LLC, a Delaware limited
liability company

By: Alexandria Real Estate Equities, L.P.,
a Delaware limited partnership,
its Managing Member

By: ARE-QRS Corp.,
a Maryland corporation,
its General Partner

By: /s/ Jennifer Pappas
Name: Jennifer Pappas
Its:V.P. & Assistant Secreatary

Acknowledgement by Escrow Agent

Escrow Agent acknowledges the terms of the foregoing Amendment, and agrees to continue to be bound by those terms of the Agreement applicable to the Escrow Agent.

ESCROW AGENT:

Chicago Title Insurance Company

By: /s/ Gus Aguilar
 Name: Gus Aguilar
Its: Senior Escrow Officer